UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 22, 2013

Medytox Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-54346	54-2156042
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant's Business and Operations

Item 1.01.  Entering into a Material Definitive Agreement

As previously reported in the Form 8-K filed on May 21, 2012, on May 14, 2012, Medytox Solutions, Inc. ("Medytox") borrowed $550,000 from TCA Global Credit Master Fund, LP ("TCA") pursuant to the terms of the Senior Secured Revolving Credit Facility Agreement, dated as of April 30, 2012, among Medytox, Medytox Medical Marketing & Sales, Inc., Medytox Diagnostics, Inc., PB Laboratories, LLC and TCA.  As further previously reported in the Form 8-K filed on August 15, 2012, on August 8, 2012, Medytox borrowed an additional $525,000 from TCA pursuant to the terms of Amendment No. 1 to Senior Secured Revolving Credit Facility Agreement, dated as of July 31, 2012.  Moreover, as previously reported in the Form 8-K filed on December 17, 2012, on December 4, 2012, Medytox borrowed an additional $650,000 from TCA pursuant to the terms of Amendment No. 2 to Senior Secured Revolving Credit Facility Agreement, dated as of October 31, 2012 (as so amended, the "Credit Agreement").

Effective January 22, 2013, Biohealth Medical Laboratory, Inc., a recently acquired majority-owned subsidiary of Medytox ("Biohealth"), entered into a Guaranty Agreement to guaranty the TCA loan and a Security Agreement to pledge substantially all its assets to secure its guaranty.

On March 4, 2013, Medytox borrowed an additional $800,000 from TCA pursuant to the terms of Amendment No, 3 to Senior Secured Revolving Credit Facility Agreement, dated as of February 28, 2013 ("Amendment No. 3").  These additional funds shall be used in accordance with management's discretion.  In connection with Amendment No. 3, Advantage Reference Labs, Inc., a newly-formed wholly-owned subsidiary of Medytox ("Advantage"), entered into a Guaranty Agreement to guaranty the TCA loan and a Security Agreement to pledge substantially all its assets to secure its guaranty.

Medytox paid certain fees to TCA, as set forth in Amendment No. 3.

In connection with Amendment No. 3, Medytox executed an Amended and Restated Revolving Promissory Note, due September 4, 2013, in the amount of $2,525,000.  Except as provided in Amendment No. 3, the terms of the Credit Agreement remain in full force and effect.

There are no material relationships between Medytox or any of its affiliates and TCA, other than with respect to the Credit Agreement and Amendment No. 3.

The foregoing is qualified in its entirety by reference to (i) Amendment No. 3, a copy of which is filed herewith as Exhibit 10.1, (ii) the Amended and Restated Revolving Promissory Note, a copy of which is filed herewith as Exhibit 10.2, (iii) the Guaranty Agreement, dated as of January 22, 2013, by Biohealth in favor of TCA, a copy of which is filed herewith as Exhibit 10.3, (iv) the Security Agreement, dated as of January 22, 2013, between Biohealth and TCA, a copy of which is filed herewith as Exhibit 10.4, (v) the Guaranty Agreement, dated as of February 28, 2013, by Advantage in favor of TCA, a copy of which is filed herewith as Exhibit 10.5, and (vi) the Security Agreement, dated as of  February 28, 2013, between Advantage and TCA, a copy of which is filed herewith as Exhibit 10.6.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 is incorporated by reference.

Section 8 – Other Events

Item 8.01. Other Events

As previously reported, in February 2012 Bradley Ray filed an action claiming the ownership of Medytox Institute of Laboratory Medicine, Inc., a subsidiary of Medytox ("MILM").  On January 29, 2013, the parties reached an agreement resolving and settling all their disputes.  As a result of the settlement, all cases in which Mr. Ray alleged an ownership interest in MILM have been dismissed with prejudice.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1

Amendment No. 3 to Senior Secured Revolving Credit Facility Agreement, dated as of February 28, 2013, among Medytox Solutions, Inc., Medytox Medical Marketing & Sales, Inc., Medytox Diagnostics, Inc., PB Laboratories, LLC, Biohealth Medical Laboratory, Inc., Advantage Reference Labs, Inc., and TCA Global Credit Master Fund, LP

10.2	Amended and Restated Revolving Promissory Note, dated February 28, 2013, issued by Medytox Solutions, Inc. to TCA Global Credit Master Fund, LP
10.3	Guaranty Agreement, dated as of January 22, 2013, by Biohealth Medical Laboratory, Inc. in favor of TCA Global Credit Master Fund, LP
10.4	Security Agreement, dated as of January 22, 2013, between Biohealth Medical Laboratory, Inc. and TCA Global Credit Master Fund, LP
10.5	Guaranty Agreement, dated as of February 28, 2013, by Advantage Reference Labs, Inc. in favor of TCA Credit Master Fund, LP
10.6	Security Agreement, dated as of February 28, 2013, between Advantage Reference Labs, Inc. and TCA Global Credit Master Fund, LP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2013

MEDYTOX SOLUTIONS, INC.

/s/ William G. Forhan

William G. Forhan,
CEO and Chairman
(principal executive officer)

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EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 3 to Senior Secured Revolving Credit Facility Agreement, dated as of February 28, 2013, among Medytox Solutions, Inc., Medytox Medical Marketing & Sales, Inc., Medytox Diagnostics, Inc., PB Laboratories, LLC, Biohealth Medical Laboratory, Inc., Advantage Reference Labs, Inc., and TCA Global Credit Master Fund, LP

10.2	Amended and Restated Revolving Promissory Note, dated February 28, 2013, issued by Medytox Solutions, Inc. to TCA Global Credit Master Fund, LP
10.3	Guaranty Agreement, dated as of January 22, 2013, by Biohealth Medical Laboratory, Inc. in favor of TCA Global Credit Master Fund, LP
10.4	Security Agreement, dated as of January 22, 2013, between Biohealth Medical Laboratory, Inc. and TCA Global Credit Master Fund, LP
10.5	Guaranty Agreement, dated as of February 28, 2013, by Advantage Reference Labs, Inc. in favor of TCA Credit Master Fund, LP
10.6	Security Agreement, dated as of February 28, 2013, between Advantage Reference Labs, Inc. and TCA Global Credit Master Fund, LP

5

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